UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 2, 2005

Far East Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-32455	88-0459590
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

400 N. Sam Houston Parkway E., Suite 205, Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-598-0470

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 2, 2005, Far East Energy Corporation (the "Company") entered into certain amendments with China United Coalbed Methane Corporation Ltd. ("CUCBM") to extend the time to complete phase two of the exploration period from December 31, 2005 until March 31, 2006 under the Production Sharing Contracts for Exploitation of Coalbed Methane Resources Shouyang and Qinnan, in Shanxi Province, Qinshui Basin, in the People's Republic of China, dated April 16, 2002, between CUCBM and ConocoPhillips China Inc.

The above discussion of the above referenced amendments is a summary description of certain terms and conditions of these amendments and is qualified in its entirety by the terms and conditions of the above referenced amendments.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Far East Energy Corporation

December 7, 2005	By:	/s/ Michael R. McElwrath

Name: Michael R. McElwrath
Title: Chief Executive Officer and President